EXHIBIT 99.1


                       RECKSON OPERATING PARTNERSHIP, L.P.
                                  EXHIBIT 99.1
              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE


I, Donald J. Rechler, Co-Chief Executive Officer of Reckson Associates Realty Corp., the sole general partner of Reckson Operating Partnership, L.P. (the "Company"), certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1) The Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 16, 2002


                               Reckson Operating Partnership, L.P.
                                 By: Reckson Associates Realty Corp.,
                                     its sole general partner



                                By /s/ Donald J. Rechler
                                   ---------------------------------------------
                                   Donald J. Rechler, Co-Chief Executive Officer